UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
Form N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
Investment Company Act File Number: 811-22048
Emerging Markets Local Income Portfolio
(Exact Name of registrant as Specified in Charter)
Two International Place Boston, Massachusetts 02110
(Address of Principal Executive Offices)
Maureen A. Gemma
Two International Place Boston, Massachusetts 02110
(Name and Address of Agent for Services)
(617) 482-8260
(registrant’s Telephone Number)
October 31
Date of Fiscal Year End
October 31, 2009
Date of Reporting Period

Item 1. Reports to Stockholders

Emerging Markets Local Income Portfolio as of October 31, 2009

PORTFOLIO OF INVESTMENTS

Foreign Government Bonds — 66.8%

		Principal
Security		Amount	U.S. $ Value

Brazil — 7.6%

Nota Do Tesouro Nacional, 6.00%, 5/15/15(1)	BRL	414,795	$228,174
Nota Do Tesouro Nacional, 10.00%, 1/1/10	BRL	3,775,000	2,146,398
Nota Do Tesouro Nacional, 10.00%, 1/1/11	BRL	1,425,000	805,881
Nota Do Tesouro Nacional, 10.00%, 1/1/12	BRL	3,842,000	2,115,561
Nota Do Tesouro Nacional, 10.00%, 1/1/14	BRL	4,310,000	2,247,995
Nota Do Tesouro Nacional, 10.00%, 1/1/17	BRL	1,975,000	967,276
Republic of Brazil, 10.25%, 1/10/28	BRL	620,000	352,833

Total Brazil (identified cost $8,051,496)			$8,864,118

Chile — 2.1%

Government of Chile, 2.10%, 9/1/15(2)	CLP	83,800,640	$151,379
Government of Chile, 3.00%, 7/1/13(3)	CLP	482,046,808	924,719
Government of Chile, 3.00%, 5/1/17(4)	CLP	649,715,263	1,222,674
Government of Chile, 5.00%, 9/1/11(5)	CLP	62,850,480	125,969

Total Chile (identified cost $2,423,248)			$2,424,741

Colombia — 3.0%

Republic of Colombia, 9.85%, 6/28/27	COP	2,200,000,000	$1,232,121
Republic of Columbia, 12.00%, 10/22/15	COP	3,700,000,000	2,242,583

Total Colombia (identified cost $2,976,872)			$3,474,704

Congo — 0.0%

Republic of Congo, 3.00%, 6/30/29	USD	109,250	$54,352

Total Congo (identified cost $42,861)			$54,352

Costa Rica — 0.1%

Titulo Propiedad Ud, 1.00%, 1/12/22(6)	CRC	88,329,237	$67,098
Titulo Propiedad Ud, 1.63%, 7/13/16(7)	CRC	10,429,115	8,052

Total Costa Rica (identified cost $102,608)			$75,150

Egypt — 0.3%

Arab Republic of Egypt, 8.75%, 7/18/12(8)	EGP	1,690,000	$321,403

Total Egypt (identified cost $295,918)			$321,403

Georgia — 0.2%

Republic of Georgia, 7.50%, 4/15/13	USD	280,000	$284,200

Total Georgia (identified cost $195,048)			$284,200

Ghana — 0.3%

Ghana Government Bond, 13.00%, 8/2/10	GHS	470,000	$303,654

Total Ghana (identified cost $503,347)			$303,654

Hungary — 7.6%

Hungary Government Bond, 5.50%, 2/12/16	HUF	210,000,000	$1,025,701
Hungary Government Bond, 6.00%, 10/24/12	HUF	538,920,000	2,782,966
Hungary Government Bond, 6.00%, 11/24/23	HUF	195,000,000	928,933
Hungary Government Bond, 6.75%, 2/24/17	HUF	303,100,000	1,560,797
Hungary Government Bond, 6.75%, 11/24/17	HUF	148,000,000	761,552
Hungary Government Bond, 7.25%, 6/12/12	HUF	322,000,000	1,724,742

Total Hungary (identified cost $7,843,586)			$8,784,691

Indonesia — 7.2%

Indonesia Government, 9.00%, 9/15/13	IDR	9,800,000,000	$1,022,371
Indonesia Government, 9.00%, 9/15/18	IDR	17,700,000,000	1,749,705
Indonesia Government, 9.75%, 5/15/37	IDR	12,436,000,000	1,173,444
Indonesia Government, 10.00%, 9/15/24	IDR	22,100,000,000	2,216,908
Indonesia Government, 11.00%, 11/15/20	IDR	7,910,000,000	871,467
Indonesia Government, 11.50%, 9/15/19	IDR	12,000,000,000	1,363,275

Total Indonesia (identified cost $7,888,838)			$8,397,170

Ivory Coast — 0.0%

Ivory Coast, 4.00%, 3/31/28(9)	USD	75,000	$44,962

Total Ivory Coast (identified cost $27,721)			$44,962

Macedonia — 0.3%

Republic of Macedonia, 4.625%, 12/8/15	EUR	280,000	$360,332

Total Macedonia (identified cost $240,491)			$360,332

See notes to financial statements

Emerging Markets Local Income Portfolio as of October 31, 2009

PORTFOLIO OF INVESTMENTS CONT’D

		Principal
Security		Amount	U.S. $ Value

Malaysia — 9.7%

Malaysian Government, 3.74%, 2/27/15	MYR	13,350,000	$3,878,178
Malaysian Government, 3.76%, 4/28/11	MYR	10,900,000	3,258,897
Malaysian Government, 4.24%, 2/7/18	MYR	13,900,000	4,087,655

Total Malaysia (identified cost $11,158,211)			$11,224,730

Mexico — 3.4%

Government of Mexico, 10.00%, 12/5/24	MXN	29,210,000	$2,544,088
Government of Mexico, 10.00%, 11/20/36	MXN	16,370,000	1,416,346

Total Mexico (identified cost $4,290,032)			$3,960,434

Peru — 2.1%

Republic of Peru, 6.90%, 8/12/37(8)	PEN	2,367,000	$899,923
Republic of Peru, 7.84%, 8/12/20	PEN	1,000,000	402,535
Republic of Peru, 8.60%, 8/12/17	PEN	2,605,000	1,107,952

Total Peru (identified cost $2,125,496)			$2,410,410

Poland — 3.6%

Poland Government Bond, 3.00%, 8/24/16(10)	PLN	1,507,766	$498,271
Poland Government Bond, 4.75%, 4/25/12	PLN	2,010,000	690,826
Poland Government Bond, 5.25%, 10/25/17	PLN	3,575,000	1,178,014
Poland Government Bond, 5.75%, 9/23/22	PLN	5,420,000	1,810,981

Total Poland (identified cost $4,724,464)			$4,178,092

South Africa — 3.4%

Republic of South Africa, 6.50%, 6/2/14	USD	500,000	$547,500
Republic of South Africa, 7.25%, 1/15/20	ZAR	30,500,000	3,406,526

Total South Africa (identified cost $3,852,847)			$3,954,026

South Korea — 0.2%

Republic of South Korea, 7.125%, 4/16/19	USD	160,000	$187,698

Total South Korea (identified cost $158,541)			$187,698

Thailand — 7.5%

Bank of Thailand, 3.625%, 5/2/11	THB	22,000,000	$675,804
Kingdom of Thailand, 3.625%, 5/22/15	THB	85,000,000	2,500,333
Kingdom of Thailand, 5.125%, 3/13/18	THB	121,500,000	3,868,331
Kingdom of Thailand, 5.67%, 3/13/28	THB	49,000,000	1,637,798

Total Thailand (identified cost $8,631,675)			$8,682,266

Turkey — 7.6%

Turkey Government Bond, 9.00%, 5/21/14(11)	TRY	635,789	$504,317
Turkey Government Bond, 10.00%, 2/15/12(12)	TRY	5,672,451	4,241,367
Turkey Government Bond, 12.00%, 8/14/13(13)	TRY	4,891,409	4,112,917

Total Turkey (identified cost $7,334,080)			$8,858,601

Uruguay — 0.6%

Republic of Uruguay, 5.00%, 9/14/18(14)	UYU	13,195,046	$653,685

Total Uruguay (identified cost $570,352)			$653,685

Total Foreign Government Bonds
(identified cost $73,437,732)			$77,499,419

Foreign Corporate Bonds — 0.2%

		Principal
Security		Amount	U.S. $ Value

Kazakhstan — 0.2%

Kazkommerts International, 7.875%, 4/7/14(15)	USD	300,000	$252,750

Total Kazakhstan (identified cost $249,297)			$252,750

Total Foreign Corporate Bonds
(identified cost $249,297)			$252,750

Mortgage Pass-Throughs — 17.7%

		Principal
Security		Amount	U.S. $ Value

Federal Home Loan Mortgage Corp.:
6.50% with maturity at 2024		$5,990,464	$6,585,594
7.50% with maturity at 2034		980,773	1,104,379

			$7,689,973

Federal National Mortgage Association:
2.723% with maturity at 2035(16)(17)		1,945,334	1,995,822
4.419% with maturity at 2035(16)		1,758,392	1,829,826

See notes to financial statements

Emerging Markets Local Income Portfolio as of October 31, 2009

PORTFOLIO OF INVESTMENTS CONT’D

	Principal
Security	Amount	U.S. $ Value

Federal National Mortgage Association: (continued)
5.50% with maturity at 2017	$1,157,459	$1,232,418
6.00% with maturity at 2032	1,472,003	1,571,811
6.50% with maturity at 2017	1,294,190	1,369,639
7.00% with various maturities to 2033	2,728,158	3,027,194
8.50% with maturity at 2032	1,570,277	1,836,865

		$12,863,575

Total Mortgage Pass-Throughs
(identified cost $19,948,379)		$20,553,548

Currency Options Purchased — 0.0%

	Principal Amount
	of Contracts		Strike		Expiration
Description	(000’s omitted)		Price		Date	U.S. $ Value

Japanese Yen Put Option	JPY	119,000	JPY	106.91	4/8/10	$873

Total Currency Options Purchased
(identified cost $20,625)						$873

Short-Term Investments — 15.0%
Foreign Government Securities — 8.5%

		Principal
Security		Amount	U.S. $ Value

Egypt — 3.3%

Egypt Treasury Bill, 0.00%, 11/3/09	EGP	3,650,000	$666,730
Egypt Treasury Bill, 0.00%, 11/10/09	EGP	200,000	36,465
Egypt Treasury Bill, 0.00%, 11/17/09	EGP	3,750,000	682,427
Egypt Treasury Bill, 0.00%, 11/24/09	EGP	1,250,000	227,046
Egypt Treasury Bill, 0.00%, 12/1/09	EGP	1,700,000	308,202
Egypt Treasury Bill, 0.00%, 12/8/09	EGP	5,900,000	1,067,633
Egypt Treasury Bill, 0.00%, 6/29/10	EGP	1,150,000	197,077
Egypt Treasury Bill, 0.00%, 8/3/10	EGP	850,000	144,315
Egypt Treasury Bill, 0.00%, 9/28/10	EGP	825,000	138,039
Egypt Treasury Bill, 0.00%, 10/26/10	EGP	1,100,000	182,568
Egypt Treasury Bill, 0.00%, 10/26/10	EGP	875,000	145,225

Total Egypt (identified cost $3,766,449)			$3,795,727

Iceland — 0.1%

Iceland Treasury Bill, 0.00%, 11/16/09	ISK	12,824,000	$86,441
Iceland Treasury Bill, 0.00%, 2/15/10	ISK	2,356,000	15,542
Iceland Treasury Note, 7.00%, 3/17/10	ISK	8,011,000	53,926

Total Iceland (identified cost $148,342)			$155,909

Lebanon — 2.5%

Lebanon Treasury Bill, 0.00%, 11/5/09	LBP	200,000,000	$133,068
Lebanon Treasury Bill, 0.00%, 11/19/09	LBP	192,000,000	127,510
Lebanon Treasury Bill, 0.00%, 12/17/09	LBP	104,310,000	69,075
Lebanon Treasury Bill, 0.00%, 12/17/09	LBP	109,800,000	72,711
Lebanon Treasury Bill, 0.00%, 12/24/09	LBP	165,220,000	109,309
Lebanon Treasury Bill, 0.00%, 12/31/09	LBP	173,330,000	114,565
Lebanon Treasury Bill, 0.00%, 1/7/10	LBP	168,000,000	110,932
Lebanon Treasury Bill, 0.00%, 1/21/10	LBP	115,000,000	75,776
Lebanon Treasury Bill, 0.00%, 2/4/10	LBP	229,000,000	150,556
Lebanon Treasury Bill, 0.00%, 2/18/10	LBP	168,000,000	110,189
Lebanon Treasury Bill, 0.00%, 3/4/10	LBP	68,000,000	44,488
Lebanon Treasury Bill, 0.00%, 3/18/10	LBP	733,150,000	478,378
Lebanon Treasury Bill, 0.00%, 4/1/10	LBP	365,000,000	237,495
Lebanon Treasury Bill, 0.00%, 4/15/10	LBP	449,000,000	291,297
Lebanon Treasury Bill, 0.00%, 4/29/10	LBP	770,000,000	499,167
Lebanon Treasury Bill, 0.00%, 9/23/10	LBP	184,000,000	116,128
Lebanon Treasury Bill, 0.00%, 10/21/10	LBP	334,800,000	210,309

Total Lebanon (identified cost $2,936,838)			$2,950,953

South Korea — 0.6%

Korea Monetary Stabilization Bond, 5.45%, 1/23/10	KRW	171,410,000	$146,030
Korea Monetary Stabilization Bond, 5.54%, 11/14/09	KRW	385,730,000	326,630
Korea Monetary Treasury Bond, 4.75%, 12/10/09	KRW	225,760,000	191,466

Total South Korea (identified cost $641,197)			$664,126

Sri Lanka — 2.0%

Sri Lanka Government Bond, 15.50%, 1/15/10	LKR	27,600,000	$243,471
Sri Lanka Treasury Bill, 0.00%, 11/6/09	LKR	27,800,000	241,768
Sri Lanka Treasury Bill, 0.00%, 11/6/09	LKR	76,740,000	667,384
Sri Lanka Treasury Bill, 0.00%, 1/8/10	LKR	39,400,000	337,611
Sri Lanka Treasury Bill, 0.00%, 1/15/10	LKR	50,800,000	434,557

See notes to financial statements

Emerging Markets Local Income Portfolio as of October 31, 2009

PORTFOLIO OF INVESTMENTS CONT’D

		Principal
Security		Amount	U.S. $ Value

Sri Lanka (continued)

Sri Lanka Treasury Bill, 0.00%, 2/5/10	LKR	47,330,000	$402,870

Total Sri Lanka (identified cost $2,320,811)			$2,327,661

Total Foreign Government Securities
(identified cost $9,813,637)			$9,894,376

Repurchase Agreements(18) — 4.3%

		Principal
		Amount
Description		(000’s omitted)	U.S. $ Value

Barclays Bank PLC:
Dated 9/16/09, with an interest rate of 0.85%, collateralized by Costa Rica Government Bond with an interest rate of 9.995%, a maturity date of 8/1/20 and a market value of $1,309,710.		$1,287	$1,286,788
Dated 10/16/09, with an interest rate of 0.80%, collateralized by Venezuela Government Bond with an interest rate of 9.25%, a maturity date of 5/7/28 and a market value of $3,784,757.		3,674	3,674,422

Total Repurchase Agreements
(identified cost $4,961,210)			$4,961,210

Other Securities — 2.2%

		Interest
Description		(000’s omitted)	U.S. $ Value

Cash Management Portfolio, 0.00%(19)		$2,559	$2,559,317

Total Other Securities
(identified cost $2,559,317)			$2,559,317

Total Short-Term Investments
(identified cost $17,334,164)			$17,414,903

Total Investments — 99.7%
(identified cost $110,990,197)			$115,721,493

Currency Options Written — 0.0%

	Principal Amount
	of Contracts	Strike		Expiration
Description	(000’s omitted)	Price		Date	U.S. $ Value

Japanese Yen Call Option	JPY 170,000	JPY	76.3	4/8/10	$(8,895)

Total Currency Options Written (Premiums received $21,790)					$(8,895)

Other Assets, Less Liabilities — 0.3%					$327,265

Net Assets — 100.0%					$116,039,863

The percentage shown for each investment category in the Portfolio of Investments is based on net assets.

BRL - Brazilian Real

CLP - Chilean Peso

COP - Colombian Peso

CRC - Costa Rican Colon

EGP - Egyptian Pound

EUR - Euro

GHS - Ghanaian Cedi

HUF - Hungarian Forint

IDR - Indonesian Rupiah

ISK - Icelandic Krona

JPY - Japanese Yen

KRW - South Korean Won

LBP - Lebanese Pound

LKR - Sri Lanka Rupee

MXN - Mexican Peso

MYR - Malaysian Ringgit

PEN - Peruvian New Sol

PLN - Polish Zloty

THB - Thai Baht

TRY - New Turkish Lira

USD - United State Dollar

UYU - Uruguayan Peso

ZAR - South African Rand

(1)	Bond pays a 6.00% coupon on the face at the end of the payment period. Principal is adjusted based on the IPCA (Amplified Consumer Price Index) as determined by the Brazilian Institute of Geography and Statistics. The original face is BRL 224,000 and current face is BRL 414,795.

(2)	Bond pays a 2.10% coupon on the face at the end of the payment period. Principal is adjusted based on the Chilean Inflation Indexed CPI. The original face is CLP 83,732,080 and the current face is CLP 83,800,640.

(3)	Bond pays a 3.00% coupon on the face at the end of the payment period. Principal is adjusted based on the Chilean Inflation Indexed CPI. The original face is CLP 481,652,430 and the current face is CLP 482,046,808.

See notes to financial statements

Emerging Markets Local Income Portfolio as of October 31, 2009

PORTFOLIO OF INVESTMENTS CONT’D

(4)	Bond pays a 3.00% coupon on the face at the end of the payment period. Principal is adjusted based on the Chilean Inflation Indexed CPI. The original face is CLP 649,183,710 and the current face is CLP 649,715,263.

(5)	Bond pays a 5.00% coupon on the face at the end of the payment period. Principal is adjusted based on the Chilean Inflation Indexed CPI. The original face is CLP 62,821,350 and the current face is CLP 62,850,480.

(6)	Bond pays a 1.00% coupon on the face at the end of the payment period. Principal is adjusted based on Development Units (Unidades de Desarrolla) as calculated by the General Superintendent of Values. The original face is CRC 72,100,000 and current face is CRC 88,329,237.

(7)	Bond pays a 1.63% coupon on the face at the end of the payment period. Principal is adjusted based on Development Units (Unidades de Desarrolla) as calculated by the General Superintendent of Values. The original face is CRC 8,100,000 and current face is CRC 10,429,115.

(8)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2009, the aggregate value of these securities is $1,221,326 or 1.1% of the Portfolio’s net assets.

(9)	Currently the issuer is in default with respect to interest payments.

(10)	Bond pays a 3.00% coupon on the face at the end of the payment period. Principal is adjusted based on the Poland Inflation Indexed CPI. The original face is PLN 1,315,000 and the current face is PLN 1,507,766.

(11)	Bond pays a 9.00% coupon on the face at the end of the payment period. Principal is adjusted based on the Turkey Inflation Indexed CPI. The original face is TRY 630,000 and current face is TRY 635,789.

(12)	Bond pays a 10.00% coupon on the face at the end of the payment period. Principal is adjusted based on the Turkey Inflation Indexed CPI. The original face is TRY 4,668,000 and the current face is TRY 5,672,451.

(13)	Bond pays a 12.00% coupon on the face at the end of the payment period. Principal is adjusted based on the Turkey Inflation Indexed CPI. The original face is TRY 4,634,000 and the current face is TRY 4,891,409.

(14)	Bond pays a 5.00% coupon on the face at the end of the payment period. Principal is adjusted based on the Uruguayan inflation rate. The original face is UYU 10,440,000 and the current face is UYU 13,195,046.

(15)	Security exempt from registration under Regulation S of the Securities Act of 1933, which exempts from registration securities offered and sold outside the United States. Security may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933.

(16)	Adjustable rate mortgage security. Rate shown is the rate at October 31, 2009.

(17)	Security (or a portion thereof) has been pledged to cover collateral requirements on open financial contracts.

(18)	Open repurchase agreement with no specific maturity date. Either party may terminate the agreement upon demand.

(19)	Affiliated investment company available to Eaton Vance portfolios and funds which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of October 31, 2009.

See notes to financial statements

Emerging Markets Local Income Portfolio as of October 31, 2009

FINANCIAL STATEMENTS

Statement of Assets and Liabilities

As of October 31, 2009

Assets

Unaffiliated investments, at value (identified cost, $108,430,880)	$113,162,176
Affiliated investment, at value (identified cost, $2,559,317)	2,559,317
Foreign currency, at value (identified cost, $296,401)	288,652
Interest receivable	1,541,124
Cash held by broker for open financial futures contracts	13,043
Receivable for open forward foreign currency exchange contracts	332,320
Receivable for closed forward foreign currency exchange contracts	99,484
Receivable for open swap contracts	391,518
Receivable for closed swap contracts	14,741
Receivable for closed options	55,031
Premium paid on open swap contracts	43,664

Total assets	$118,501,070

Liabilities

Payable for investments purchased	$781,535
Payable for variation margin on open financial futures contracts	4,867
Payable for open forward foreign currency exchange contracts	1,045,316
Payable for closed forward foreign currency exchange contracts	2,811
Payable for open swap contracts	450,833
Written options outstanding, at value (premiums received, $21,790)	8,895
Payable to affiliates:
Investment adviser fee	63,782
Trustees’ fees	343
Accrued expenses	102,825

Total liabilities	$2,461,207

Net Assets applicable to investors’ interest in Portfolio	$116,039,863

Sources of Net Assets

Net proceeds from capital contributions and withdrawals	$112,062,297
Net unrealized appreciation	3,977,566

Total	$116,039,863

Statement of Operations

For the Year Ended
October 31, 2009

Investment Income

Interest (net of foreign taxes, $146,208)	$5,247,743
Interest allocated from affiliated investment	51,499
Expenses allocated from affiliated investment	(33,144)

Total investment income	$5,266,098

Expenses

Investment adviser fee	$488,695
Trustees’ fees and expenses	3,921
Custodian fee	141,571
Legal and accounting services	58,019
Miscellaneous	4,154

Total expenses	$696,360

Deduct —
Reduction of custodian fee	$15

Total expense reductions	$15

Net expenses	$696,345

Net investment income	$4,569,753

Realized and Unrealized Gain (Loss)

Net realized gain (loss) —
Investment transactions	$(2,263,906)
Financial futures contracts	(5,651)
Swap contracts	42,101
Foreign currency and forward foreign currency exchange contract transactions	7,162,950

Net realized gain	$4,935,494

Change in unrealized appreciation (depreciation) —
Investments	$13,624,676
Financial futures contracts	(35,063)
Swap contracts	356,383
Written options	12,895
Foreign currency and forward foreign currency exchange contracts	(1,591,135)

Net change in unrealized appreciation (depreciation)	$12,367,756

Net realized and unrealized gain	$17,303,250

Net increase in net assets from operations	$21,873,003

See notes to financial statements

Emerging Markets Local Income Portfolio as of October 31, 2009

FINANCIAL STATEMENTS CONT’D

Statements of Changes in Net Assets

Increase (Decrease)	Year Ended	Year Ended
in Net Assets	October 31, 2009	October 31, 2008

From operations —
Net investment income	$4,569,753	$3,690,109
Net realized gain (loss) from investment transactions, financial futures contracts, swap contracts, and foreign currency and forward foreign currency exchange contract transactions	4,935,494	(3,152,077)
Net change in unrealized appreciation (depreciation) from investments, financial futures contracts, swap contracts, written options, foreign currency and forward foreign currency exchange contacts	12,367,756	(10,955,617)

Net increase (decrease) in net assets from operations	$21,873,003	$(10,417,585)

Capital transactions —
Contributions	$34,727,341	$26,776,677
Withdrawals	(1,397,348)	(11,334,998)

Net increase in net assets from capital transactions	$33,329,993	$15,441,679

Net increase in net assets	$55,202,996	$5,024,094

Net Assets

At beginning of year	$60,836,867	$55,812,773

At end of year	$116,039,863	$60,836,867

See notes to financial statements

Emerging Markets Local Income Portfolio as of October 31, 2009

FINANCIAL STATEMENTS CONT’D

Supplementary Data

	Year Ended October 31,
			Period Ended
	2009	2008	October 31, 2007(1)

Ratios/Supplemental Data

Ratios (as a percentage of average daily net assets):
Expenses(2)	0.91%	0.96%	1.13	%(3)
Net investment income	5.70%	5.51%	5.25	%(3)
Portfolio Turnover	26%	38%	2	%(4)

Total Return	30.48%	(13.13)%	10.48	%(4)

Net assets, end of period (000’s omitted)	$116,040	$60,837	$55,813

(1)	For the period from the start of business, June 27, 2007, to October 31, 2007.

(2)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(3)	Annualized.

(4)	Not annualized.

See notes to financial statements

Emerging Markets Local Income Portfolio as of October 31, 2009

NOTES TO FINANCIAL STATEMENTS

1   Significant Accounting Policies

Emerging Markets Local Income Portfolio (the Portfolio) is a New York trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a non-diversified, open-end management investment company. The Portfolio’s investment objective is to seek total return. The Declaration of Trust permits the Trustees to issue interests in the Portfolio. At October 31, 2009, Eaton Vance Emerging Markets Local Income Fund, Eaton Vance Strategic Income Fund and Eaton Vance Medallion Strategic Income Fund held an interest of 4.6%, 84.6% and 10.7%, respectively, in the Portfolio.

The following is a summary of significant accounting policies of the Portfolio. The policies are in conformity with accounting principles generally accepted in the United States of America. A source of authoritative accounting principles applied in the preparation of the Portfolio’s financial statements is the Financial Accounting Standards Board (FASB) Accounting Standards Codification (the Codification), which superseded existing non-Securities and Exchange Commission accounting and reporting standards for interim and annual reporting periods ending after September 15, 2009. The adoption of the Codification for the current reporting period did not impact the Portfolio’s application of generally accepted accounting principles.

A  Investment Valuation — Debt obligations (including short-term obligations with a remaining maturity of more than sixty days and excluding most seasoned mortgage-backed securities) will normally be valued on the basis of quotations provided by third party pricing services. The pricing services will use various techniques that consider factors including, but not limited to, reported trades or dealer quotations, prices or yields of securities with similar characteristics, benchmark yields, broker/dealer quotes, issuer spreads, as well as industry and economic events. Most seasoned, fixed rate 30-year mortgage-backed securities are valued through the use of the investment adviser’s matrix pricing system, which takes into account bond prices, yield differentials, anticipated prepayments and interest rates provided by dealers. Short-term debt securities with a remaining maturity of sixty days or less (excluding those that are non-U.S. dollar denominated, which typically are valued by a pricing service or dealer quotes) are generally valued at amortized cost, which approximates market value. Exchange-traded options are valued at the last sale price for the day of valuation as quoted on any exchange on which the option is listed or, in the absence of sales on such date, at the mean between the closing bid and asked prices therefore as reported by the Options Price Reporting Authority. Over-the-counter options (including options on securities, indices and foreign currencies) are valued by a third party pricing service using techniques that consider factors including the value of the underlying instrument, the volatility of the underlying instrument and the period of time until option expiration. Financial futures contracts are valued at the settlement price established by the board of trade or exchange on which they are traded. Forward foreign currency exchange contracts are generally valued at the mean of the average bid and average asked prices that are reported by currency dealers to a third party pricing service at the valuation time. Such third party pricing service valuations are supplied for specific settlement periods and the Portfolio’s forward foreign currency exchange contracts are valued at an interpolated rate between the closest preceding and subsequent settlement period reported by the third party pricing service. Interest rate swaps are normally valued using valuations provided by a third party pricing service. Such pricing service valuations are based on the present value of fixed and projected floating rate cash flows over the term of the swap contract. Future cash flows are discounted to their present value using swap quotations provided by electronic data services or by broker/dealers. Credit default swaps are normally valued using valuations provided by a third party pricing service. The pricing services employ electronic data processing techniques to determine the present value based on credit spread quotations obtained from broker/dealers and expected default recovery rates determined by the pricing service using proprietary models. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by a third party pricing service. The pricing service uses a proprietary model to determine the exchange rate. Inputs to the model include reported trades and implied bid/ask spreads. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Portfolio in a manner that most fairly reflects the security’s value, or the amount that the Portfolio might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker-dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial condition, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

Emerging Markets Local Income Portfolio as of October 31, 2009

NOTES TO FINANCIAL STATEMENTS CONT’D

The Portfolio may invest in Cash Management Portfolio (Cash Management), an affiliated investment company managed by Boston Management and Research (BMR), a subsidiary of Eaton Vance Management (EVM). Cash Management generally values its investment securities utilizing the amortized cost valuation technique permitted by Rule 2a-7 under the 1940 Act, pursuant to which Cash Management must comply with certain conditions. This technique involves initially valuing a portfolio security at its cost and thereafter assuming a constant amortization to maturity of any discount or premium. If amortized cost is determined not to approximate fair value, Cash Management may value its investment securities in the same manner as debt obligations described above.

B  Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C  Income — Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount.

D  Federal Taxes — The Portfolio has elected to be treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes on its share of taxable income. Since at least one of the Portfolio’s investors is a regulated investment company that invests all or substantially all of its assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order for its investors to satisfy them. The Portfolio will allocate, at least annually among its investors, each investor’s distributive share of the Portfolio’s net investment income, net realized capital gains and any other items of income, gain, loss, deduction or credit.

As of October 31, 2009, the Portfolio had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. Each of the Portfolio’s federal tax returns filed since the start of business on June 27, 2007 to October 31, 2009 remains subject to examination by the Internal Revenue Service.

E  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Portfolio. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Portfolio maintains with SSBT. All credit balances, if any, used to reduce the Portfolio’s custodian fees are reported as a reduction of expenses in the Statement of Operations.

F  Foreign Currency Translation — Investment valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates in effect on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

G  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

H  Indemnifications — Under the Portfolio’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Portfolio. Interestholders in the Portfolio are jointly and severally liable for the liabilities and obligations of the Portfolio in the event that the Portfolio fails to satisfy such liabilities and obligations; provided, however, that, to the extent assets are available in the Portfolio, the Portfolio may, under certain circumstances, indemnify interestholders from and against any claim or liability to which such holder may become subject by reason of being or having been an interestholder in the Portfolio. Additionally, in the normal course of business, the Portfolio enters into agreements with service providers that may contain indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred.

I  Financial Futures Contracts — The Portfolio may enter into financial futures contracts. The Portfolio’s investment in financial futures contracts is designed for hedging against changes in interest rates or as a substitute for the purchase of securities. Upon entering into a financial futures contract, the Portfolio is required to deposit with the broker, either in cash or securities, an amount equal to a certain percentage of the purchase price (initial margin). Subsequent payments, known as variation margin, are made or received by the Portfolio each business day, depending on the daily fluctuations in the

Emerging Markets Local Income Portfolio as of October 31, 2009

NOTES TO FINANCIAL STATEMENTS CONT’D

value of the underlying security, and are recorded as unrealized gains or losses by the Portfolio. Gains (losses) are realized upon the expiration or closing of the financial futures contracts. Should market conditions change unexpectedly, the Portfolio may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. Futures contracts have minimal counterparty risk as they are exchange traded and the clearinghouse for the exchange is substituted as the counterparty, guaranteeing counterparty performance.

J  Forward Foreign Currency Exchange Contracts — The Portfolio may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. The Portfolio enters into forward contracts for hedging purposes as well as non-hedging purposes. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until such time as the contracts have been closed or offset by another contract with the same broker for the same settlement date and currency. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from movements in the value of a foreign currency relative to the U.S. dollar.

K  Written Options — Upon the writing of a call or a put option, the premium received by the Portfolio is included in the Statement of Assets and Liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written, in accordance with the Portfolio’s policies on investment valuations discussed above. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or are closed are added to or offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. If a put option on a security is exercised, the premium reduces the cost basis of the securities purchased by the Portfolio. The Portfolio, as a writer of an option, may have no control over whether the underlying securities or other assets may be sold (call) or purchased (put) and, as a result, bears the market risk of an unfavorable change in the price of the securities or other assets underlying the written option. The Portfolio may also bear the risk of not being able to enter into a closing transaction if a liquid secondary market does not exist.

L  Purchased Options — Upon the purchase of a call or put option, the premium paid by the Portfolio is included in the Statement of Assets and Liabilities as an investment. The amount of the investment is subsequently marked-to-market to reflect the current market value of the option purchased, in accordance with the Portfolio’s policies on investment valuations discussed above. If an option which the Portfolio had purchased expires on the stipulated expiration date, the Portfolio will realize a loss in the amount of the cost of the option. If the Portfolio enters into a closing sale transaction, the Portfolio will realize a gain or loss, depending on whether the sales proceeds from the closing sale transaction are greater or less than the cost of the option. If the Portfolio exercises a put option, it will realize a gain or loss from the sale of the underlying security, and the proceeds from such sale will be decreased by the premium originally paid. If the Portfolio exercises a call option, the cost of the security which the Portfolio purchases upon exercise will be increased by the premium originally paid.

M  Interest Rate Swaps — The Portfolio may enter into interest rate swap agreements to enhance return, to hedge against fluctuations in securities prices or interest rates, or as substitution for the purchase or sale of securities. Pursuant to these agreements, the Portfolio either makes floating-rate payments based on a benchmark interest rate in exchange for fixed-rate payments or the Portfolio makes fixed-rate payments in exchange for payments on a floating benchmark interest rate. Payments received or made are recorded as realized gains or losses. During the term of the outstanding swap agreement, changes in the underlying value of the swap are recorded as unrealized gains or losses. The value of the swap is determined by changes in the relationship between two rates of interest. The Portfolio is exposed to credit loss in the event of non-performance by the swap counterparty. Risk may also arise from movements in interest rates.

N  Cross-Currency Swaps — Cross-currency swaps are interest rate swaps in which interest cash flows are exchanged between two parties based on the notional amounts of two different currencies. The notional amounts are typically determined based on the spot exchange rates at the inception of the trade. Cross-currency swaps also involve the exchange of the notional amounts at the start of the contract at the current spot rate with an agreement to re-exchange such amounts at a later date at either the same exchange rate, a specified rate or the then current spot rate. The entire principal value of a cross-currency swap is subject to the risk that the counterparty to the swap will default on its contractual delivery obligations.

Emerging Markets Local Income Portfolio as of October 31, 2009

NOTES TO FINANCIAL STATEMENTS CONT’D

O  Credit Default Swaps — When the Portfolio is the buyer of a credit default swap contract, the Portfolio is entitled to receive the par (or other agreed-upon) value of a referenced debt obligation (or basket of debt obligations) from the counterparty to the contract if a credit event by a third party, such as a U.S. or foreign corporate issuer or sovereign issuer, on the debt obligation occurs. In return, the Portfolio pays the counterparty a periodic stream of payments over the term of the contract provided that no credit event has occurred. If no credit event occurs, the Portfolio would have spent the stream of payments and received no benefits from the contract. When the Portfolio is the seller of a credit default swap contract, it receives the stream of payments, but is obligated to pay to the buyer of the protection an amount up to the notional amount of the swap and in certain instances take delivery of securities of the reference entity upon the occurrence of a credit event, as defined under the terms of that particular swap agreement. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring, obligation acceleration and repudiation/moratorium. If the Portfolio is a seller of protection and a credit event occurs, the maximum potential amount of future payments that the Portfolio could be required to make would be an amount equal to the notional amount of the agreement. This potential amount would be partially offset by any recovery value of the respective referenced obligation, or net amount received from the settlement of a buy protection credit default swap agreement entered into by the Portfolio for the same referenced obligation. As the seller, the Portfolio effectively adds leverage to its portfolio because, in addition to its total net assets, the Portfolio is subject to investment exposure on the notional amount of the swap. The interest fee paid or received on the swap contract, which is based on a specified interest rate on a fixed notional amount, is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as realized gain upon receipt or realized loss upon payment. The Portfolio also records an increase or decrease to unrealized appreciation (depreciation) in an amount equal to the daily valuation. Upfront payments or receipts, if any, are recorded as other assets or other liabilities, respectively, and amortized over the life of the swap contract as realized gains or losses. The Portfolio segregates assets in the form of cash or liquid securities in an amount equal to the notional amount of the credit default swaps of which it is the seller. The Portfolio segregates assets in the form of cash or liquid securities in an amount equal to any unrealized depreciation of the credit default swaps of which it is the buyer, marked to market on a daily basis. These transactions involve certain risks, including the risk that the seller may be unable to fulfill the transaction.

P  Total Return Swaps — In a total return swap, the Portfolio makes payments at a rate equal to a predetermined spread to the one or three-month LIBOR. In exchange, the Portfolio receives payments based on the rate of return of a benchmark industry index or basket of securities. During the term of the outstanding swap agreement, changes in the underlying value of the swap are recorded as unrealized gains and losses. Periodic payments received or made are recorded as realized gains or losses. The value of the swap is determined by changes in the relationship between the rate of interest and the benchmark industry index or basket of securities. The Portfolio is exposed to credit loss in the event of nonperformance by the swap counterparty. Risk may also arise from the unanticipated movements in value of interest rates, securities, or the index.

Q  Repurchase Agreements — The Portfolio may enter into repurchase agreements with banks and broker-dealers determined to be creditworthy by the Portfolio’s investment adviser. Under a repurchase agreement, the Portfolio buys a security at one price and simultaneously promises to sell that same security back to the seller at a higher price for settlement at a later date. At the time the Portfolio enters into a repurchase agreement, it typically receives collateral at least equal to the repurchase price. Repurchase agreements are maked-to-market daily. In the event of bankruptcy of the counterparty or a third party custodian, the Portfolio might experience delays in recovering its cash or experience a loss.

2   Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by BMR as compensation for investment advisory services rendered to the Portfolio. The fee is computed at an annual rate of 0.65% of the Portfolio’s average daily net assets up to $1 billion and at reduced rates as daily net assets exceed that level, and is payable monthly. The portion of the adviser fee payable by Cash Management on the Portfolio’s investment of cash therein is credited against the Portfolio’s investment adviser fee. For the year ended October 31, 2009, the Portfolio’s investment adviser fee

Emerging Markets Local Income Portfolio as of October 31, 2009

NOTES TO FINANCIAL STATEMENTS CONT’D

totaled $520,158 of which $31,463 was allocated from Cash Management and $488,695 was paid or accrued directly by the Portfolio.

Except for Trustees of the Portfolio who are not members of EVM’s or BMR’s organizations, officers and Trustees receive remuneration for their services to the Portfolio out of the investment adviser fee. Trustees of the Portfolio who are not affiliated with the investment adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended October 31, 2009, no significant amounts have been deferred. Certain officers and Trustees of the Portfolio are officers of the above organizations.

3   Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations and including maturities and paydowns, for the year ended October 31, 2009 were as follows:

Purchases

Investments (non-U.S. Government)	$41,672,574
U.S. Government and Agency Securities	11,967,496

$53,640,070

Sales

Investments (non-U.S. Government)	$14,691,028
U.S. Government and Agency Securities	3,097,256

$17,788,284

4   Federal Income Tax Basis of Investments

The cost and unrealized appreciation (depreciation) of investments of the Portfolio at October 31, 2009, as determined on a federal income tax basis, were as follows:

Aggregate cost	$111,619,837

Gross unrealized appreciation	$5,590,687
Gross unrealized depreciation	(1,489,031)

Net unrealized appreciation	$4,101,656

The net unrealized depreciation on foreign currency, forward foreign currency exchange contracts and swap contracts at October 31, 2009 on a federal income tax basis was $1,256,920.

5   Financial Instruments

The Portfolio may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities. These financial instruments may include written options, forward foreign currency exchange contracts, financial futures contracts and swap contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Portfolio has in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. A summary of written call options at October 31, 2009 is included in the Portfolio of Investments.

A summary of obligations under these financial instruments at October 31, 2009 is as follows:

Forward Foreign Currency Exchange Contracts

Sales

			Net Unrealized
			Appreciation
Settlement Date	Deliver	In Exchange For	(Depreciation)

11/6/09	Sri Lanka Rupee 27,800,000	United States Dollar 237,871	$(4,189)
11/6/09	Sri Lanka Rupee 76,740,000	United States Dollar 659,278	(8,912)
11/19/09	Malaysian Ringgit 1,993,000	United States Dollar 588,635	4,834
11/27/09	Thai Baht 84,236,000	United States Dollar 2,515,258	(3,686)
11/30/09	Euro 643,000	United States Dollar 947,698	1,485
1/8/10	Sri Lanka Rupee 11,600,000	United States Dollar 98,388	(1,926)
1/8/10	Sri Lanka Rupee 27,800,000	United States Dollar 235,693	(4,715)
1/15/10	Sri Lanka Rupee 16,000,000	United States Dollar 135,766	(2,522)
1/15/10	Sri Lanka Rupee 29,739,000	United States Dollar 252,947	(4,086)
1/15/10	Sri Lanka Rupee 34,800,000	United States Dollar 295,416	(5,360)
2/5/10	Sri Lanka Rupee 47,330,000	United States Dollar 403,323	(5,086)
7/20/10	Kazakhstan Tenge 36,814,800	United States Dollar 225,858	(15,776)
7/21/10	Kazakhstan Tenge 36,865,500	United States Dollar 227,565	(14,380)
7/23/10	Kazakhstan Tenge 38,380,000	United States Dollar 236,549	(15,291)

			$(79,610)

Emerging Markets Local Income Portfolio as of October 31, 2009

NOTES TO FINANCIAL STATEMENTS CONT’D

Forward Foreign Currency Exchange Contracts (continued)

Purchases

			Net Unrealized
			Appreciation
Settlement Date	In Exchange For	Deliver	(Depreciation)

11/4/09	Indonesian Rupiah 2,095,000,000	United States Dollar 203,715	$15,619
11/5/09	Mexican Peso 12,486,000	United States Dollar 964,334	(18,817)
11/5/09	Polish Zloty 580,000	Euro 136,392	(265)
11/5/09	Polish Zloty 6,555,900	Euro 1,544,200	(6,714)
11/5/09	Russian Ruble 74,580,000	United States Dollar 2,547,566	6,753
11/5/09	Russian Ruble 6,141,000	United States Dollar 211,613	(1,287)
11/6/09	Mexican Peso 85,314,691	United States Dollar 6,404,526	55,185
11/6/09	Polish Zloty 515,600	United States Dollar 185,561	(7,376)
11/6/09	Polish Zloty 18,714,350	United States Dollar 6,642,065	(174,624)
11/9/09	Hungarian Forint 359,452,750	United States Dollar 2,024,060	(100,946)
11/9/09	Indian Rupee 14,680,000	United States Dollar 310,688	1,819
11/9/09	Indian Rupee 13,460,000	United States Dollar 288,470	(1,934)
11/10/09	Indian Rupee 21,900,300	United States Dollar 448,685	17,511
11/10/09	Indonesian Rupiah 4,560,580,000	United States Dollar 450,116	26,848
11/12/09	Russian Ruble 16,100,000	United States Dollar 549,301	1,184
11/12/09	Russian Ruble 10,200,000	United States Dollar 348,034	720
11/13/09	Australian Dollar 298,900	United States Dollar 268,612	191
11/13/09	Euro 879,333	United States Dollar 1,292,559	1,484
11/13/09	South Korean Won 357,300,000	United States Dollar 306,065	(3,883)
11/16/09	Indian Rupee 11,853,000	United States Dollar 244,392	7,871
11/16/09	Indonesian Rupiah 10,936,400,000	United States Dollar 1,149,989	(7,409)
11/16/09	Swedish Krona 1,910,000	Euro 185,094	(3,062)
11/16/09	New Turkish Lira 380,000	United States Dollar 258,820	(6,665)
11/16/09	New Turkish Lira 7,879,739	United States Dollar 5,371,328	(142,593)
11/19/09	Malaysian Ringgit 2,777,000	United States Dollar 828,584	(15,129)
11/19/09	Norwegian Krone 650,000	Euro 78,254	(1,707)
11/19/09	Zambian Kwacha 425,300,000	United States Dollar 91,897	(453)
11/20/09	Malaysian Ringgit 1,660,000	United States Dollar 494,489	(8,244)
11/23/09	Colombian Peso 3,708,271,275	United States Dollar 1,945,833	(95,090)
11/23/09	Mexican Peso 14,573,000	United States Dollar 1,124,156	(23,188)
11/23/09	Norwegian Krone 3,872,300	Euro 462,640	(5,039)
11/23/09	South African Rand 1,530,000	United States Dollar 204,271	(9,097)
11/23/09	South African Rand 18,925,167	United States Dollar 2,555,038	(140,847)
11/23/09	South African Rand 19,613,086	United States Dollar 2,648,627	(146,682)
11/25/09	Indian Rupee 9,100,000	United States Dollar 189,465	4,145
11/27/09	Thai Baht 171,664,700	United States Dollar 5,125,850	7,511
11/27/09	Thai Baht 10,840,000	United States Dollar 323,630	523
11/30/09	Australian Dollar 287,700	United States Dollar 264,851	(6,530)
11/30/09	Indonesian Rupiah 8,674,000,000	United States Dollar 894,873	9,140
11/30/09	Indonesian Rupiah 2,795,000,000	United States Dollar 293,654	(2,357)
11/30/09	Norwegian Krone 2,000,000	Euro 239,846	(4,008)
11/30/09	Serbian Dinar 17,000,000	Euro 180,659	(31)
12/2/09	Brazilian Real 7,028,000	United States Dollar 3,976,913	(10,370)
12/4/09	Indian Rupee 4,010,000	United States Dollar 85,319	(30)
12/11/09	Zambian Kwacha 507,200,000	United States Dollar 95,249	13,250
12/21/09	Indian Rupee 8,800,000	United States Dollar 192,224	(5,161)
12/21/09	Zambian Kwacha 590,000,000	United States Dollar 109,259	16,620
1/14/10	Indian Rupee 26,430,000	United States Dollar 570,596	(9,231)

Emerging Markets Local Income Portfolio as of October 31, 2009

NOTES TO FINANCIAL STATEMENTS CONT’D

Forward Foreign Currency Exchange Contracts (continued)

Purchases

			Net Unrealized
			Appreciation
Settlement Date	In Exchange For	Deliver	(Depreciation)

1/21/10	Serbian Dinar 21,500,000	Euro 226,197	$(618)
1/27/10	Zambian Kwacha 1,046,823,800	United States Dollar 192,502	28,817
4/13/10	Ghanaian Cedi 188,250	United States Dollar 118,583	4,188
5/26/10	Zambian Kwacha 581,200,000	United States Dollar 98,242	19,675
5/27/10	Zambian Kwacha 540,750,000	United States Dollar 91,250	18,425
7/20/10	Ukraine Hryvna 2,269,900	United States Dollar 225,861	16,094
7/21/10	Ukraine Hryvna 2,253,200	United States Dollar 227,596	12,453
7/23/10	Ukraine Hryvna 2,355,400	United States Dollar 237,919	12,757
9/3/10	Ukraine Hryvna 750,000	United States Dollar 66,964	11,285
9/28/10	Zambian Kwacha 417,900,000	United States Dollar 79,373	2,003
6/15/11	Yuan Renminbi 3,800,000	United States Dollar 574,887	9,592
6/15/11	Yuan Renminbi 1,800,000	United States Dollar 272,521	4,338

			$(633,386)

At October 31, 2009, closed forward foreign currency purchases and sales contracts excluded above amounted to a receivable of $99,484 and a payable of $2,811.

Futures Contracts

					Net
Expiration			Aggregate		Unrealized
Date	Contracts	Position	Cost	Value	Depreciation

12/09	2 Euro-Bobl	Short	$(339,148)	$(340,305)	$(1,157)
12/09	2 Euro-Bund	Short	(357,006)	(358,789)	(1,783)
12/09	4 U.S. 5 Year Treasury Note	Short	(463,861)	(465,812)	(1,951)

					$(4,891)

Euro-Bobl: Medium-term debt securities issued by the Federal Republic of Germany with a remaining term to maturity of 4.5 to 5 years.

Euro-Bund: Long-term debt securities issued by the Federal Republic of Germany with a remaining term to maturity of 8.5 to 10.5 years.

Interest Rate Swaps

		Portfolio
	Notional	Pays/				Net
	Amount	Receives	Floating	Annual		Unrealized
	(000’s	Floating	Rate	Fixed	Termination	Appreciation
Counterparty	omitted)	Rate	Index	Rate	Date	(Depreciation)

Barclays Bank PLC	PLN 8,000	Pay	3-month PLN WIBOR	5.42%	6/01/14	$(10,756)

Citigroup Global Markets	MXN 50,000	Pay	Mexican Interbank Deposit Rate	9.08	8/06/13	259,900

Credit Suisse	PLN 10,000	Pay	3-month PLN WIBOR	5.17	6/15/12	(3,628)

JPMorgan Chase Bank	BRL 4,252	Pay	Brazil Interbank Deposit Rate	9.67	1/03/11	(14,326)

JPMorgan Chase Bank	ZAR 36,500	Pay	3-month JIBOR	9.05	10/12/15	87,748

						$318,938

BRL - Brazilian Real
MXN - Mexican Peso
PLN - Polish Zloty
ZAR - South African Rand

Credit Default Swaps — Sell Protection

					Current
		Notional	Contract		Market	Net
		Amount*	Annual		Annual	Unrealized
Reference		(000’s	Fixed	Termination	Fixed	Appreciation
Entity	Counterparty	omitted)	Rate**	Date	Rate***	(Depreciation)

Brazil	JPMorgan Chase Bank	$300	5.25%	11/20/09	0.36%	$8,034

Iceland	JPMorgan Chase Bank	500	1.75	3/20/18	3.22	(45,489)

Iceland	JPMorgan Chase Bank	100	1.90	3/20/18	3.22	(8,130)

Iceland	JPMorgan Chase Bank	200	2.10	3/20/23	3.07	(15,970)

Iceland	JPMorgan Chase Bank	200	2.45	3/20/23	3.07	(9,941)

Kazakhstan	Barclays Bank PLC	300	9.75	11/20/09	0.82	14,894

						$(56,602)

Credit Default Swaps — Buy Protection

		Notional	Contract		Net
		Amount	Annual		Unrealized
Reference		(000’s	Fixed	Termination	Appreciation
Entity	Counterparty	omitted)	Rate**	Date	(Depreciation)

Austria	Barclays Bank PLC	$300	0.44%	12/20/13	$755

Austria	Barclays Bank PLC	200	1.42	3/20/14	(7,776)

Brazil	Barclays Bank PLC	450	1.65	9/20/19	(3,355)

Lebanon	Citigroup Global Markets	250	3.30	9/20/14	(8,193)

Lebanon	Citigroup Global Markets	200	1.00(1)	12/20/14	(1,588)

Malaysia	Bank of America	200	0.83	12/20/14	1,092

Malaysia	Barclays Bank PLC	300	2.40	3/20/14	(20,251)

Malaysia	Barclays Bank PLC	400	0.82	12/20/14	2,333

Malaysia	Citigroup Global Markets	300	2.45	3/20/14	(20,898)

Emerging Markets Local Income Portfolio as of October 31, 2009

NOTES TO FINANCIAL STATEMENTS CONT’D

Credit Default Swaps — Buy Protection (continued)

		Notional	Contract		Net
		Amount	Annual		Unrealized
Reference		(000’s	Fixed	Termination	Appreciation
Entity	Counterparty	omitted)	Rate**	Date	(Depreciation)

Philippines	Barclays Bank PLC	$300	1.84%	12/20/14	$(890)

Philippines	Citigroup Global Markets	200	1.84	12/20/14	(593)

South Africa	Bank of America	300	1.00(1)	12/20/19	(573)

South Africa	Barclays Bank PLC	300	1.00(1)	12/20/19	(2,688)

Thailand	Barclays Bank PLC	400	0.97	9/20/19	6,605

Thailand	Citigroup Global Markets	400	0.86	12/20/14	4,415

Thailand	Citigroup Global Markets	200	0.95	9/20/19	3,631

Thailand	JPMorgan Chase Bank	200	0.87	12/20/14	2,111

Turkey	Barclays Bank PLC	1,190	2.12	1/20/13	(30,123)

Turkey	Citigroup Global Markets	430	2.93	9/20/19	(27,509)

					$(103,495)

*	If the Portfolio is the seller of credit protection, the notional amount is the maximum potential amount of future payments the Portfolio could be required to make if a credit event, as defined in the credit default swap agreement, were to occur. At October 31, 2009, such maximum potential amount for all open credit default swaps in which the Portfolio is the seller was $1,600,000.

**	The contract annual fixed rate represents the fixed rate of interest received by the Portfolio (as a seller of protection) or paid by the Portfolio (as a buyer of protection) annually on the notional amount of the credit default swap contract.

***	Current market annual fixed rates, utilized in determining the net unrealized appreciation or depreciation as of period end, serve as an indicator of the market’s perception of the current status of the payment/performance risk associated with the credit derivative. The current market annual fixed rate of a particular reference entity reflects the cost, as quoted by the pricing vendor, of selling protection against default of that entity as of period end and may include upfront payments required to be made to enter into the agreement. The higher the fixed rate, the greater the market perceived risk of a credit event involving the reference entity. A rate identified as “Defaulted” indicates a credit event has occurred for the reference entity.

(1)	Upfront payment is exchanged with the counterparty as a result of the standardized trading coupon.

Total Return Swaps

					Net
	Notional	Expiration			Unrealized
Counterparty	Amount	Date	Portfolio Pays	Portfolio Receives	Depreciation

JPMorgan Chase Bank	$184,151	8/25/10	1-month USD- LIBOR- BBA+50bp	Total Return on JPMorgan Abu Dhabi Index	$(5,990)

					$(5,990)

Cross-Currency Swaps

	Notional	Notional
	Amount	Amount
	on Fixed	on Floating
	Rate	Rate				Net
	(Currency	(Currency	Floating	Fixed	Termination	Unrealized
Counterparty	Received)	Delivered)	Rate	Rate	Date	Depreciation

Citigroup Global Markets	TRY 169,736	$105,035	3-month USD-LIBOR-BBA	11.95%	2/15/12	$(23,605)

Citigroup Global Markets	TRY 339,968	$205,047	3-month USD-LIBOR-BBA	12.10	2/15/12	(53,202)

Citigroup Global Markets	TRY 500,316	$297,807	3-month USD-LIBOR-BBA	12.46	8/14/13	(68,098)

Credit Suisse	TRY 258,962	$149,603	3-month USD-LIBOR-BBA	12.45	2/15/12	(47,535)

JPMorgan Chase Bank	TRY 685,893	$463,128	3-month USD-LIBOR-BBA	11.20	5/21/14	(19,726)

						$(212,166)

TRY - New Turkish Lira

The Portfolio pays interest on the currency received and receives interest on the currency delivered. At the termination date, the notional amount of the currency received will be exchanged for the notional amount of the currency delivered.

Written currency call options activity for the year ended October 31, 2009 was as follows:

	Principal Amount of
	Contracts	Premiums
	(000’s omitted)	Received

Outstanding, beginning of year	—	$—
Options written	JPY 170,000	21,790

Outstanding, end of year	JPY 170,000	$21,790

JPY - Japanese Yen

At October 31, 2009, the Portfolio had sufficient cash and/or securities to cover commitments under these contracts.

The Portfolio adopted FASB Statement of Financial Accounting Standards No. 161 (FAS 161), “Disclosures about Derivative Instruments and Hedging Activities”, (currently FASB Accounting Standards Codification (ASC) 815-10), effective May 1, 2009. Such standard requires enhanced disclosures about an entity’s derivative and hedging activities, including qualitative disclosures about the objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk related contingent features in derivative instruments. The disclosure below includes additional information as a result of implementing FAS 161.

Emerging Markets Local Income Portfolio as of October 31, 2009

NOTES TO FINANCIAL STATEMENTS CONT’D

In the normal course of pursuing its investment objectives, the Portfolio is subject to the following risks:

Credit Risk: The Portfolio may enter into credit default swap contracts to manage its credit risk, to gain exposure to a credit in which the Portfolio may otherwise invest, or to enhance return.

Equity Risk: The Portfolio may enter into total return swap agreements on a security, basket of securities or an index to enhance return, to change the duration of the overall portfolio, to hedge against fluctuations in securities prices or interest rates or as substitution for the purchase or sale of securities.

Foreign Exchange Risk: The Portfolio holds foreign currency denominated investments. The value of these investments and related receivables and payables may change due to future changes in foreign currency exchange rates. To hedge against this risk, the Portfolio may enter into forward foreign currency exchange contracts. The Portfolio may also enter into such contracts to hedge the currency risk of investments it anticipates purchasing. The Portfolio may also purchase or write currency option contracts to enhance return.

Interest Rate Risk: The Portfolio holds fixed-rate bonds. The value of these bonds may decrease if interest rates rise. To hedge against this risk, the Portfolio may enter into interest rate and cross-currency swap contracts. The Portfolio may also purchase and sell U.S. Treasury and foreign debt futures contracts to hedge against changes in interest rates.

The Portfolio enters into swap contracts and forward foreign currency exchange contracts that may contain provisions whereby the counterparty may terminate the contract under certain conditions, including but not limited to a decline in the Portfolio’s net assets below a certain level over a certain period of time, which would trigger a payment by the Portfolio for those derivatives in a liability position. At October 31, 2009, the fair value of derivatives with credit-related contingent features in a net liability position was $651,473. The aggregate fair value of assets pledged as collateral by the Portfolio for such liability was $465,692 at October 31, 2009.

The non-exchange traded derivatives in which the Portfolio invests, including swap contracts, over-the-counter options and forward foreign currency exchange contracts, are subject to the risk that the counterparty to the contract fails to perform its obligations under the contract. The Portfolio is not subject to counterparty credit risk with respect to its written options as the Portfolio, not the counterparty is obligated to perform under such derivatives. At October 31, 2009, the maximum amount of loss the Portfolio would incur due to counterparty risk was $824,195, representing the fair value of such derivatives in an asset position. Such amount would be increased by any unamortized upfront payments made by the Portfolio. To mitigate this risk, the Portfolio has entered into master netting agreements with substantially all its derivative counterparties, which allows it and a counterparty to aggregate amounts owed by each of them for derivative transactions under the agreement into a single net amount payable by either the Portfolio or the counterparty. At October 31, 2009, the maximum amount of loss the Portfolio would incur due to counterparty risk would be reduced by approximately $491,000 due to master netting agreements. Counterparties may be required to pledge collateral in the form of cash, U.S. Government securities or highly-rated bonds for the benefit of the Portfolio if the net amount due from the counterparty with respect to a derivative contract exceeds a certain threshold. The amount of collateral posted by the counterparties with respect to such contracts would also reduce the amount of any loss incurred.

The fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) by risk exposure at October 31, 2009 was as follows:

	Fair Value

Statement of Assets and			Foreign	Interest
Liabilities Caption	Credit	Equity	Exchange	Rate

Unaffiliated investments, at value	$—	$—	$873	$—
Net unrealized appreciation	—	—	—	—
Receivable for open and closed forward foreign currency exchange contracts	—	—	431,804	—
Receivable for open swap contracts	43,870	—	—	347,648

Total Asset Derivatives	$43,870	$—	$432,677	$347,648

Written options outstanding, at value	$—	$—	$(8,895)	$—
Net unrealized appreciation	—	—	—	(4,891)*
Payable for open and closed forward foreign currency exchange contracts	—	—	(1,048,127)	—
Payable for open swap contracts	(203,967)	(5,990)	—	(240,876)

Total Liability Derivatives	$(203,967)	$(5,990)	$(1,057,022)	$(245,767)

*	Amount represents cumulative unrealized appreciation or (depreciation) on futures contracts in the Futures Contracts table above. Only the current day’s variation margin on open futures contracts is reported within the Statement of Assets and Liabilities as Receivable or Payable for variation margin, as applicable.

The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) by risk exposure for the six months ended October 31, 2009 was as follows:

Emerging Markets Local Income Portfolio as of October 31, 2009

NOTES TO FINANCIAL STATEMENTS CONT’D

			Foreign	Interest
Statement of Operations Caption	Credit	Equity	Exchange	Rate

Net realized gain (loss) –
Investment transactions	$—	$—	$—	$—
Financial futures contracts	—	—	—	(62,516)
Written options	—	—	—	—
Swap contracts	(16,456)	49,239	—	124,652
Foreign currency and forward foreign currency exchange contract transactions	—	—	5,634,119	—

Total	$(16,456)	$49,239	$5,634,119	$62,136

Change in unrealized appreciation (depreciation) –
Investments	$—	$—	$(14,572)	$—
Financial futures contracts	—	—	—	8,622
Written options	—	—	11,342	—
Swap contracts	197,504	4,221	—	(268,369)
Foreign currency and forward foreign currency exchange contracts	—	—	(827,994)	—

Total	$197,504	$4,221	$(831,244)	$(259,747)

The average notional amounts of futures contracts, forward foreign currency exchange contracts and swap contracts outstanding during the six months ended October 31, 2009, which are indicative of the volume of these derivative types, were approximately $2,892,000, $62,879,000 and $23,079,000, respectively. The average principal amount of purchased option contracts outstanding during the six months ended October 31, 2009 was approximately $1,268,000.

6   Line of Credit

The Portfolio participates with other portfolios and funds managed by EVM and its affiliates in a $450 million unsecured line of credit agreement with a group of banks. Borrowings are made by the Portfolio solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to the Portfolio based on its borrowings at an amount above either the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.10% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. The Portfolio did not have any significant borrowings or allocated fees during the year ended October 31, 2009.

7   Risks Associated with Foreign Investments

Investing in securities issued by entities whose principal business activities are outside the United States may involve significant risks not present in domestic investments. For example, there is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of the U.S. securities laws. Certain foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitation on the removal of funds or other assets of the Portfolio, political or financial instability or diplomatic and other developments which could affect such investments. Foreign securities markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies. In general, there is less overall governmental supervision and regulation of foreign securities markets, broker-dealers and issuers than in the United States.

8   Fair Value Measurements

The Portfolio adopted FASB Statement of Financial Accounting Standards No. 157 (FAS 157), “Fair Value Measurements”, (currently FASB ASC 820-10), effective November 1, 2008. Such standard established a three-tier hierarchy to prioritize the assumptions, referred to as inputs, used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

At October 31, 2009, the inputs used in valuing the Portfolio’s investments, which are carried at value, were as follows:

Emerging Markets Local Income Portfolio as of October 31, 2009

NOTES TO FINANCIAL STATEMENTS CONT’D

	Quoted
	Prices in
	Active	Significant
	Markets for	Other	Significant
	Identical	Observable	Unobservable
	Assets	Inputs	Inputs

Asset Description	(Level 1)	(Level 2)	(Level 3)	Total

Foreign Government Bonds	$—	$77,499,419	$—	$77,499,419
Foreign Corporate Bonds	—	252,750	—	252,750
Mortgage Pass-Throughs	—	20,553,548	—	20,553,548
Currency Options Purchased	—	873	—	873
Short-Term Investments	2,559,317	14,855,586	—	17,414,903

Total Investments	$2,559,317	$113,162,176	$—	$115,721,493

Forward Foreign Currency Exchange Contracts	$—	$431,804	$—	$431,804
Swap Contracts	—	391,518	—	391,518

Total	$2,559,317	$113,985,498	$—	$116,544,815

Liability Description

Currency Options Written	$—	$(8,895)	$—	$(8,895)
Forward Foreign Currency Exchange Contracts	—	(1,048,127)	—	(1,048,127)
Swap Contracts	—	(450,833)	—	(450,833)
Futures Contracts	(4,891)	—	—	(4,891)

Total	$(4,891)	$(1,507,855)	$—	$(1,512,746)

The following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

	Investments	Investments
	in Foreign	in Short-
	Government	Term
	Bonds	Investments	Total

Balance as of October 31, 2008	$356,884	$203,327	$560,211
Realized gains (losses)	—	(31,336)	(31,336)
Change in net unrealized appreciation (depreciation) *	(53,230)	9,090	(44,140)
Net purchases (sales)	—	(181,081)	(181,081)
Accrued discount (premium)	—	—	—
Net transfers to (from) Level 3	(303,654)	—	(303,654)

Balance as of October 31, 2009	$—	$—	$—

Change in net unrealized appreciation (depreciation) on investments still held as of October 31, 2009*	$—	$—	$—

*	Amount is included in the related amount on investments in the Statement of Operations.

9   Review for Subsequent Events

In connection with the preparation of the financial statements of the Portfolio as of and for the year ended October 31, 2009, events and transactions subsequent to October 31, 2009 through December 23, 2009, the date the financial statements were issued, have been evaluated by the Portfolio’s management for possible adjustment and/or disclosure. Management has not identified any subsequent events requiring financial statement disclosure as of the date these financial statements were issued.

Emerging Markets Local Income Portfolio as of October 31, 2009

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees and Investors of Emerging
Markets Local Income Portfolio:
We have audited the accompanying statement of assets and liabilities of Emerging Markets Local Income Portfolio (the “Portfolio”), including the portfolio of investments, as of October 31, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the supplementary data for each of the two years in the period then ended and the period from the start of business, June 27, 2007, to October 31, 2007. These financial statements and supplementary data are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and supplementary data based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and supplementary data are free of material misstatement. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2009, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and supplementary data referred to above present fairly, in all material respects, the financial position of Emerging Markets Local Income Portfolio as of October 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the supplementary data for each of the two years in the period then ended and the period from the start of business, June 27, 2007, to October 31, 2007, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
December 23, 2009

Eaton Vance Emerging Markets Local Income Fund
Emerging Markets Local Income Portfolio

SPECIAL MEETING OF SHAREHOLDERS (Unaudited)

Eaton Vance Emerging Markets Local Income Fund

The Fund held a joint Special Meeting of Shareholders on October 23, 2009 (adjourned from September 25, 2009) to approve an amendment to the current fundamental investment restriction regarding the purchase or sale of physical commodities and commodities contracts to provide that the Fund may invest in all types of commodities, commodities contracts and commodities related investments to the extent permitted by law. The following action was taken by the shareholders:

	Number of Shares
For	Against	Abstain

214,295	1,520	690

Emerging Markets Local Income Portfolio

The Portfolio held a joint Special Meeting of Interestholders on October 23, 2009 (adjourned from September 25, 2009) to approve an amendment to the current fundamental investment restriction regarding the purchase or sale of physical commodities and commodities contracts to provide that the Portfolio may invest in all types of commodities, commodities contracts and commodities related investments to the extent permitted by law. The following action was taken by the interestholders:

	Interest in the Portfolio
For	Against	Abstain

78%	5%	7%

Results are rounded to the nearest whole number.

Eaton Vance Emerging Markets Local Income Fund

BOARD OF TRUSTEES’ ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENTS

Overview of the Contract Review Process

The Investment Company Act of 1940, as amended (the “1940 Act”), provides, in substance, that each investment advisory agreement between a fund and its investment adviser will continue in effect from year to year only if its continuance is approved at least annually by the fund’s board of trustees, including by a vote of a majority of the trustees who are not “interested persons” of the fund (“Independent Trustees”), cast in person at a meeting called for the purpose of considering such approval.

At a meeting of the Boards of Trustees (each a “Board”) of the Eaton Vance group of mutual funds (the “Eaton Vance Funds”) held on April 27, 2009, the Board, including a majority of the Independent Trustees, voted to approve continuation of existing advisory and sub-advisory agreements for the Eaton Vance Funds for an additional one-year period. In voting its approval, the Board relied upon the affirmative recommendation of the Contract Review Committee of the Board (formerly the Special Committee), which is a committee comprised exclusively of Independent Trustees. Prior to making its recommendation, the Contract Review Committee reviewed information furnished for a series of meetings of the Contract Review Committee held in February, March and April 2009. Such information included, among other things, the following:

Information about Fees, Performance and Expenses

•	An independent report comparing the advisory and related fees paid by each fund with fees paid by comparable funds;
•	An independent report comparing each fund’s total expense ratio and its components to comparable funds;
•	An independent report comparing the investment performance of each fund to the investment performance of comparable funds over various time periods;
•	Data regarding investment performance in comparison to relevant peer groups of funds and appropriate indices;
•	Comparative information concerning fees charged by each adviser for managing other mutual funds and institutional accounts using investment strategies and techniques similar to those used in managing the fund;
•	Profitability analyses for each adviser with respect to each fund;

Information about Portfolio Management

•	Descriptions of the investment management services provided to each fund, including the investment strategies and processes employed, and any changes in portfolio management processes and personnel;
•	Information concerning the allocation of brokerage and the benefits received by each adviser as a result of brokerage allocation, including information concerning the acquisition of research through “soft dollar” benefits received in connection with the funds’ brokerage, and the implementation of a soft dollar reimbursement program established with respect to the funds;
•	Data relating to portfolio turnover rates of each fund;
•	The procedures and processes used to determine the fair value of fund assets and actions taken to monitor and test the effectiveness of such procedures and processes;

Information about each Adviser

•	Reports detailing the financial results and condition of each adviser;
•	Descriptions of the qualifications, education and experience of the individual investment professionals whose responsibilities include portfolio management and investment research for the funds, and information relating to their compensation and responsibilities with respect to managing other mutual funds and investment accounts;
•	Copies of the Codes of Ethics of each adviser and its affiliates, together with information relating to compliance with and the administration of such codes;
•	Copies of or descriptions of each adviser’s proxy voting policies and procedures;
•	Information concerning the resources devoted to compliance efforts undertaken by each adviser and its affiliates on behalf of the funds (including descriptions of various compliance programs) and their record of compliance with investment policies and restrictions, including policies with respect to market-timing, late trading and selective portfolio disclosure, and with policies on personal securities transactions;
•	Descriptions of the business continuity and disaster recovery plans of each adviser and its affiliates;

Other Relevant Information

•	Information concerning the nature, cost and character of the administrative and other non-investment management services provided by Eaton Vance Management and its affiliates;
•	Information concerning management of the relationship with the custodian, subcustodians and fund accountants by each adviser or the funds’ administrator; and
•	The terms of each advisory agreement.

Eaton Vance Emerging Markets Local Income Fund

BOARD OF TRUSTEES’ ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENTS CONT’D

In addition to the information identified above, the Contract Review Committee considered information provided from time to time by each adviser throughout the year at meetings of the Board and its committees. Over the course of the twelve-month period ended April 30, 2009, the Board met eighteen times and the Contract Review Committee, the Audit Committee, the Governance Committee, the Portfolio Management Committee and the Compliance Reports and Regulatory Matters Committee, each of which is a Committee comprised solely of Independent Trustees, met seven, five, six, six and six times, respectively. At such meetings, the Trustees received, among other things, presentations by the portfolio managers and other investment professionals of each adviser relating to the investment performance of each fund and the investment strategies used in pursuing the fund’s investment objective.

For funds that invest through one or more underlying portfolios, the Board considered similar information about the portfolio(s) when considering the approval of advisory agreements. In addition, in cases where the fund’s investment adviser has engaged a sub-adviser, the Board considered similar information about the sub-adviser when considering the approval of any sub-advisory agreement.

The Contract Review Committee was assisted throughout the contract review process by Goodwin Procter LLP, legal counsel for the Independent Trustees. The members of the Contract Review Committee relied upon the advice of such counsel and their own business judgment in determining the material factors to be considered in evaluating each advisory and sub-advisory agreement and the weight to be given to each such factor. The conclusions reached with respect to each advisory and sub-advisory agreement were based on a comprehensive evaluation of all the information provided and not any single factor. Moreover, each member of the Contract Review Committee may have placed varying emphasis on particular factors in reaching conclusions with respect to each advisory and sub-advisory agreement.

Results of the Process

Based on its consideration of the foregoing, and such other information as it deemed relevant, including the factors and conclusions described below, the Contract Review Committee concluded that the continuance of the investment advisory agreement of Eaton Vance Emerging Markets Local Income Fund (the “Fund”) with Eaton Vance Management (“EVM”), as well as the terms of the investment advisory agreement for Emerging Markets Local Income Portfolio, the portfolio in which the Fund invests (the “Portfolio”), with Boston Management and Research (“BMR”), an affiliate of EVM (EVM, with respect to the Fund, and BMR, with respect to the Portfolio, are each referred to herein as the “Adviser”), including the fee structure of each agreement, is in the interests of shareholders and, therefore, the Contract Review Committee recommended to the Board approval of the agreements. The Board accepted the recommendation of the Contract Review Committee as well as the factors considered and conclusions reached by the Contract Review Committee with respect to the agreements. Accordingly, the Board, including a majority of the Independent Trustees, voted to approve the investment advisory agreements for the Fund and the Portfolio.

Nature, Extent and Quality of Services

In considering whether to approve the investment advisory agreements of the Fund and the Portfolio, the Board evaluated the nature, extent and quality of services provided to the Fund by EVM and the Portfolio by BMR.

The Board considered EVM’s and BMR’s management capabilities and investment process with respect to the types of investments to be held by the Fund and the Portfolio, including the education, experience and number of its investment professionals and other personnel who provide portfolio management, investment research, and similar services to the Portfolio and the Fund, including recent changes to such personnel. The Board specifically noted EVM’s and BMR’s expertise with respect to emerging markets and in-house research capabilities. The Board also took into account the resources dedicated to portfolio management and other services, including the compensation paid to recruit and retain investment personnel, and the time and attention devoted to the Fund and Portfolio by senior management. The Board noted that under the terms of the investment advisory agreement of the Fund, EVM may invest assets of the Fund directly in securities, for which it would receive a fee, or in the Portfolio, for which it receives no separate fee but for which BMR receives an advisory fee from the Portfolio. The Trustees considered the potential benefits to the Fund of the ability to make direct investments, such as an improved ability to: manage the Fund’s duration, or other general market exposures, using certain derivatives; add exposure to specific market sectors or asset classes without changing the Portfolio’s investments, which would affect any other fund investing in the Portfolio; hedge some of the general market risks of the Portfolio while retaining the value added by the individual manager; and hedge a portion of the exposures of the Portfolio while retaining others (e.g., hedging the U.S. government exposure of the Portfolio while retaining its exposure to high-grade corporate bonds).

The Board also reviewed the compliance programs of the Adviser and relevant affiliates thereof. Among other matters, the Board considered compliance and reporting matters relating to personal trading by investment personnel, selective disclosure of portfolio holdings, late trading, frequent trading, portfolio valuation, business continuity and the allocation of investment opportunities. The Board also evaluated the responses of the Adviser and its affiliates to requests from regulatory authorities such as the Securities and Exchange Commission and the Financial Industry Regulatory Authority.

Eaton Vance Emerging Markets Local Income Fund

BOARD OF TRUSTEES’ ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENTS CONT’D

The Board considered shareholder and other administrative services provided or managed by EVM and its affiliates, including transfer agency and accounting services. The Board evaluated the benefits to shareholders of investing in a fund that is a part of a large family of funds, including the ability, in many cases, to exchange an investment among different funds without incurring additional sales charges.

The Board considered the Adviser’s recommendations for Board action and other steps taken in response to the unprecedented dislocations experienced in the capital markets over recent periods, including sustained periods of high volatility, credit disruption and government intervention. In particular, the Board considered the Adviser’s efforts and expertise with respect to each of the following matters as they relate to the Fund and/or other funds within the Eaton Vance family of funds: (i) negotiating and maintaining the availability of bank loan facilities and other sources of credit used for investment purposes or to satisfy liquidity needs; (ii) establishing the fair value of securities and other instruments held in investment portfolios during periods of market volatility and issuer-specific disruptions; and (iii) the ongoing monitoring of investment management processes and risk controls.

After consideration of the foregoing factors, among others, the Board concluded that the nature, extent and quality of services provided by the Adviser, taken as a whole, are appropriate and consistent with the terms of the investment advisory agreements.

Fund Performance

The Board compared the Fund’s investment performance to a relevant universe of similarly managed funds identified by an independent data provider and appropriate benchmark indices. The Board reviewed comparative performance data for the one-year period ended September 30, 2008 for the Fund. The Board concluded that the performance of the Fund was satisfactory.

Management Fees and Expenses

The Board reviewed contractual investment advisory fee rates to be paid by the Fund directly or indirectly through its pro rata share of the expenses of the Portfolio (referred to as “management fees”). As part of its review, the Board considered the Fund’s management fees and the Fund’s total expense ratio for the year ended September 30, 2008, as compared to a group of similarly managed funds selected by an independent data provider. The Board considered the fact that the Adviser had waived fees and/or paid expenses for the Fund.

After reviewing the foregoing information, and in light of the nature, extent and quality of the services provided by the Adviser, the Board concluded that the management fees proposed to be charged for advisory and related services and the Fund’s total expense ratio are reasonable.

Profitability

The Board reviewed the level of profits realized by the Adviser and relevant affiliates thereof in providing investment advisory and administrative services to the Portfolio, the Fund and all Eaton Vance Funds as a group. The Board considered the level of profits realized without regard to revenue sharing or other payments by the Adviser and its affiliates to third parties in respect of distribution services. The Board also considered other direct or indirect benefits received by the Adviser in connection with its relationship with the Fund.

The Board concluded that, in light of the foregoing factors and the nature, extent and quality of the services rendered, the profits realized by the Adviser and its affiliates are reasonable.

Economies of Scale

In reviewing management fees and profitability, the Board also considered the extent to which the Adviser and its affiliates, on the one hand, and the Fund and the Portfolio, on the other hand, can expect to realize benefits from economies of scale as the assets of the Fund and the Portfolio increase. The Board noted the structure of the advisory fee, which includes breakpoints at several asset levels both at the Fund and at the Portfolio level. Based upon the foregoing, the Board concluded that the Adviser and its affiliates and the Fund and the Portfolio can be expected to share such benefits equitably.

Eaton Vance Emerging Markets Local Income Fund

MANAGEMENT AND ORGANIZATION

Fund Management. The Trustees of Eaton Vance Mutual Funds Trust (the Trust) and Emerging Markets Local Income Portfolio (the Portfolio) are responsible for the overall management and supervision of the Trust’s and Portfolio’s affairs. The Trustees and officers of the Trust and the Portfolio are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust and the Portfolio hold indefinite terms of office. The “Noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust and the Portfolio, as that term is defined under the 1940 Act. The business address of each Trustee and officer is Two International Place, Boston, Massachusetts 02110. As used below, “EVC” refers to Eaton Vance Corp., “EV” refers to Eaton Vance, Inc., “EVM” refers to Eaton Vance Management, “BMR” refers to Boston Management and Research, “Parametric” refers to Parametric Portfolio Associates LLC and “EVD” refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Fund’s principal underwriter, the Portfolio’s placement agent and a wholly-owned subsidiary of EVC. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below.

	Position(s)	Term of		Number of Portfolios
	with the	Office and		in Fund Complex
Name and	Trust and	Length of	Principal Occupation(s)	Overseen By
Date of Birth	the Portfolio	Service	During Past Five Years	Trustee(1)	Other Directorships Held

Interested Trustee

Thomas E. Faust Jr. 5/31/58	Trustee and President of the Trust	Trustee since 2007 and President of the Trust since 2002	Chairman, Chief Executive Officer and President of EVC, Director and President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD. Trustee and/or officer of 176 registered investment companies and 4 private investment companies managed by EVM or BMR. Mr. Faust is an interested person because of his positions with EVM, BMR, EVD, EVC and EV, which are affiliates of the Trust and Portfolio.	176	Director of EVC

Noninterested Trustees

Benjamin C. Esty 1/2/63	Trustee	Of the Trust since 2005 and of the Portfolio since 2007	Roy and Elizabeth Simmons Professor of Business Administration and Finance Unit Head, Harvard University Graduate School of Business Administration.	176	None

Allen R. Freedman 4/3/40	Trustee	Since 2007	Former Chairman (2002-2004) and a Director (1983-2004) of Systems & Computer Technology Corp. (provider of software to higher education). Formerly, a Director of Loring Ward International (fund distributor) (2005-2007). Formerly, Chairman and a Director of Indus International, Inc. (provider of enterprise management software to the power generating industry) (2005-2007).	176	Director of Assurant, Inc. (insurance provider) and Stonemor Partners, L.P. (owner and operator of cemeteries)

William H. Park 9/19/47	Trustee	Of the Trust since 2003 and of the Portfolio since 2007	Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (since 2006). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005).	176	None

Ronald A. Pearlman 7/10/40	Trustee	Of the Trust since 2003 and of the Portfolio since 2007	Professor of Law, Georgetown University Law Center.	176	None

Helen Frame Peters 3/22/48	Trustee	Since 2008	Professor of Finance, Carroll School of Management, Boston College. Adjunct Professor of Finance, Peking University, Beijing, China (since 2005).	176	Director of BJ’s Wholesale Club, Inc. (wholesale club retailer)

Heidi L. Steiger 7/8/53	Trustee	Since 2007	Managing Partner, Topridge Associates LLC (global wealth management firm) (since 2008); Senior Advisor (since 2008), President (2005-2008), Lowenhaupt Global Advisors, LLC (global wealth management firm). Formerly, President and Contributing Editor, Worth Magazine (2004-2005). Formerly, Executive Vice President and Global Head of Private Asset Management (and various other positions), Neuberger Berman (investment firm) (1986-2004).	176	Director of Nuclear Electric Insurance Ltd. (nuclear insurance provider), Aviva USA (insurance provider) and CIFG (family of financial guaranty companies) and Advisory Director of Berkshire Capital Securities LLC (private investment banking firm)

Eaton Vance Emerging Markets Local Income Fund

MANAGEMENT AND ORGANIZATION CONT’D

	Position(s)	Term of		Number of Portfolios
	with the	Office and		in Fund Complex
Name and	Trust and	Length of	Principal Occupation(s)	Overseen By
Date of Birth	the Portfolio	Service	During Past Five Years	Trustee(1)	Other Directorships Held

Noninterested Trustees (continued)

Lynn A. Stout 9/14/57	Trustee	Of the Trust since 1998 and of the Portfolio since 2007	Paul Hastings Professor of Corporate and Securities Law (since 2006) and Professor of Law (2001-2006), University of California at Los Angeles School of Law.	176	None

Ralph F. Verni 1/26/43	Chairman of the Board and Trustee	Chairman of the Board and Trustee of the Portfolio since 2007 and Trustee of the Trust since 2005	Consultant and private investor.	176	None

Principal Officers who are not Trustees

	Position(s)	Term of
	with the	Office and
Name and	Trust and	Length of	Principal Occupation(s)
Date of Birth	the Portfolio	Service	During Past Five Years

William H. Ahern, Jr. 7/28/59	Vice President of the Trust	Since 1995	Vice President of EVM and BMR. Officer of 76 registered investment companies managed by EVM or BMR.

John R. Baur 2/10/70	Vice President	Of the Trust since 2008 and of the Portfolio since 2007	Vice President of EVM and BMR. Previously, attended Johnson Graduate School of Management, Cornell University (2002-2005), and prior thereto he was an Account Team Representative in Singapore for Applied Materials, Inc. Officer of 35 registered investment companies managed by EVM or BMR.

Michael A. Cirami 12/24/75	Vice President	Of the Trust since 2008 and of the Portfolio since 2007	Vice President of EVM and BMR. Officer of 35 registered investment companies managed by EVM or BMR.

Cynthia J. Clemson 3/2/63	Vice President of the Trust	Since 2005	Vice President of EVM and BMR. Officer of 92 registered investment companies managed by EVM or BMR.

Charles B. Gaffney 12/4/72	Vice President of the Trust	Since 2007	Director of Equity Research and a Vice President of EVM and BMR. Officer of 32 registered investment companies managed by EVM or BMR.

Christine M. Johnston 11/9/72	Vice President	Since 2007	Vice President of EVM and BMR. Officer of 37 registered investment companies managed by EVM or BMR.

Aamer Khan 6/7/60	Vice President of the Trust	Since 2005	Vice President of EVM and BMR. Officer of 35 registered investment companies managed by EVM or BMR.

Thomas H. Luster 4/8/62	Vice President of the Trust	Since 2006	Vice President of EVM and BMR. Officer of 54 registered investment companies managed by EVM or BMR.

Robert B. MacIntosh 1/22/57	Vice President of the Trust	Since 1998	Vice President of EVM and BMR. Officer of 91 registered investment companies managed by EVM or BMR.

Jeffrey A. Rawlins 10/6/61	Vice President of the Trust	Since 2009	Vice President of EVM and BMR. Previously, a Managing Director of the Fixed Income Group at State Street Research and Management (1989-2005). Officer of 31 registered investment companies managed by EVM or BMR.

Duncan W. Richardson 10/26/57	Vice President of the Trust	Since 2001	Director of EVC and Executive Vice President and Chief Equity Investment Officer of EVC, EVM and BMR. Officer of 82 registered investment companies managed by EVM or BMR.

Judith A. Saryan 8/21/54	Vice President of the Trust	Since 2003	Vice President of EVM and BMR. Officer of 51 registered investment companies managed by EVM or BMR.

Eaton Vance Emerging Markets Local Income Fund

MANAGEMENT AND ORGANIZATION CONT’D

	Position(s)	Term of
	with the	Office and
Name and	Trust and	Length of	Principal Occupation(s)
Date of Birth	the Portfolio	Service	During Past Five Years

Principal Officers who are not Trustees (continued)

Susan Schiff 3/13/61	Vice President	Of the Trust since 2002 and of the Portfolio since 2007	Vice President of EVM and BMR. Officer of 37 registered investment companies managed by EVM or BMR.

Thomas Seto 9/27/62	Vice President of the Trust	Since 2007	Vice President and Director of Portfolio Management of Parametric. Officer of 32 registered investment companies managed by EVM or BMR.

David M. Stein 5/4/51	Vice President of the Trust	Since 2007	Managing Director and Chief Investment Officer of Parametric. Officer of 32 registered investment companies managed by EVM or BMR.

Dan R. Strelow 5/27/59	Vice President of the Trust	Since 2009	Vice President of EVM and BMR since 2005. Previously, a Managing Director (since 1988) and Chief Investment Officer (since 2001) of the Fixed Income Group at State Street Research and Management. Officer of 31 registered investment companies managed by EVM or BMR.

Mark S. Venezia 5/23/49	Vice President of the Trust and President of the Portfolio	Since 2007	Vice President of EVM and BMR. Officer of 38 registered investment companies managed by EVM or BMR.

Adam A. Weigold 3/22/75	Vice President of the Trust	Since 2007	Vice President of EVM and BMR. Officer of 69 registered investment companies managed by EVM or BMR.

Barbara E. Campbell 6/19/57	Treasurer	Treasurer of the Trust since 2005 and of the Portfolio since 2008	Vice President of EVM and BMR. Officer of 176 registered investment companies managed by EVM or BMR.

Maureen A. Gemma 5/24/60	Secretary and Chief Legal Officer	Secretary since 2007 and Chief Legal Officer since 2008	Vice President of EVM and BMR. Officer of 176 registered investment companies managed by EVM or BMR.

Paul M. O’Neil 7/11/53	Chief Compliance Officer	Since 2004	Vice President of EVM and BMR. Officer of 176 registered investment companies managed by EVM or BMR.

(1)	Includes both master and feeder funds in a master-feeder structure.

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and the Portfolio and can be obtained without charge on Eaton Vance’s website at eatonvance.com or by calling 1-800-262-1122.

This Page Intentionally Left Blank

Investment Adviser of
Emerging Markets Local Income Portfolio
Boston Management and Research
Two International Place
Boston, MA 02110

Investment Adviser and Administrator of
Eaton Vance Emerging Markets Local Income Fund
Eaton Vance Management
Two International Place
Boston, MA 02110

Principal Underwriter*
Eaton Vance Distributors, Inc.
Two International Place
Boston, MA 02110
(617) 482-8260

Custodian
State Street Bank and Trust Company
200 Clarendon Street
Boston, MA 02116

Transfer Agent
PNC Global Investment Servicing
Attn: Eaton Vance Funds
P.O. Box 9653
Providence, RI 02940-9653
(800) 262-1122

Independent Registered Public Accounting Firm
Deloitte & Touche LLP
200 Berkeley Street
Boston, MA 02116-5022

Eaton Vance Emerging Markets Local Income Fund
Two International Place
Boston, MA 02110
* FINRA BrokerCheck. Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing the program is available to investors at www.FINRA.org.

This report must be preceded or accompanied by a current prospectus. Before investing, investors should consider carefully the Fund’s investment objective(s), risks, and charges and expenses. The Fund’s current prospectus contains this and other information about the Fund and is available through your financial advisor. Please read the prospectus carefully before you invest or send money. For further information please call 1-800-262-1122.

3040-12/09	EMISRC

Item 2. Code of Ethics
The registrant has adopted a code of ethics applicable to its Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer. The registrant undertakes to provide a copy of such code of ethics to any person upon request, without charge, by calling 1-800-262-1122.
Item 3. Audit Committee Financial Expert
The registrant’s Board has designated William H. Park, an independent trustee, as its audit committee financial expert. Mr. Park is a certified public accountant who is the Vice Chairman of Commercial Industrial Finance Corp (specialty finance company). Previously, he served as President and Chief Executive Officer of Prizm Capital Management, LLC (investment management firm) and as Executive Vice President and Chief Financial Officer of United Asset Management Corporation (“UAM”) (a holding company owning institutional investment management firms).
Item 4. Principal Accountant Fees and Services
(a)-(d)
The following table presents the aggregate fees billed to the registrant for the past two fiscal years ended October 31, 2008, and October 31, 2009 by the Fund’s principal accountant, Deloitte & Touche LLP (D&T), for professional services rendered for the audit of the registrant’s annual financial statements and fees billed for other services rendered by the principal accountant during those periods.

Fiscal Years Ended	10/31/08		10/31/09

Audit Fees		$28,985	$28,650
Audit-Related Fees(1)		$0	$0
Tax Fees(2)		$15,310	$16,060
All Other Fees(3)	$		$2,500
Total		$44,295	$47,210

(1)	Audit-related fees consist of the aggregate fees billed for assurance and related services that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under the category of audit fees.

(2)	Tax fees consist of the aggregate fees billed for professional services rendered by the principal accountant relating to tax compliance, tax advice, and tax planning and specifically include fees for tax return preparation and other tax related compliance/planning matters.

(3)	All other fees consist of the aggregate fees billed for products and services provided by the principal accountant other than audit, audit-related, and tax services.
For both the fiscal years ended October 31, 2008 and October 31, 2009, the registrant was billed $40,000, by D&T, for work done in connection with its Rule 17Ad-13 examination of Eaton Vance Management’s assertion that it has maintained an effective internal control structure over sub-transfer agent and registrar functions, such services being pre-approved in accordance with Rule 2-01(c)(7)(ii) of Regulation S-X.
(e)(1) The registrant’s audit committee has adopted policies and procedures relating to the pre-approval of services provided by the registrant’s principal accountant (the “Pre-Approval Policies”). The Pre-Approval Policies establish a framework intended to assist the audit committee in the proper discharge of its pre-approval responsibilities. As a general matter, the Pre-Approval Policies (i) specify certain types of audit, audit-related, tax, and other services determined to be pre-approved by the audit committee; and (ii) delineate specific procedures governing the mechanics of the pre-approval process, including the approval and monitoring of audit and non-audit service fees. Unless a service is specifically pre-approved under the Pre-Approval Policies, it must be separately pre-approved by the audit committee.
The Pre-Approval Policies and the types of audit and non-audit services pre-approved therein must be reviewed and ratified by the registrant’s audit committee at least annually. The registrant’s audit committee maintains full responsibility for the appointment, compensation, and oversight of the work of the registrant’s principal accountant.
(e)(2) No services described in paragraphs (b)-(d) above were approved by the registrant’s audit committee pursuant to the “de minimis exception” set forth in Rule 2-01 (c)(7)(i)(C) of Regulation S-X.
(f) Not applicable.
(g) The following table presents (i) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed to the registrant by the registrant’s principal accountant for the past two fiscal years ended October 31, 2008, and October 31, 2009; and (ii) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed to the Eaton Vance organization by the registrant’s principal accountant for the same time periods, respectively.

Fiscal Years Ended	10/31/08	10/31/09

Registrant	$15,310	$18,560
Eaton Vance(1)	$325.329	$280,861

(1)	Certain subsidiaries of Eaton Vance Corp. provide ongoing services to the registrant.
(h) The registrant’s audit committee has considered whether the provision by the registrant’s principal accountant of non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X is compatible with maintaining the principal accountant’s independence.
Item 5. Audit Committee of Listed registrants
Not required in this filing.
Item 6. Schedule of Investments
Please see schedule of investments contained in the Report to Stockholders included under Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies
Not required in this filing.
Item 8. Portfolio Managers of Closed-End Management Investment Companies
Not required in this filing.
Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
Not required in this filing.
Item 10. Submission of Matters to a Vote of Security Holders.
No Material Changes.
Item 11. Controls and Procedures
(a) It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.
(b) There have been no changes in the registrant’s internal controls over financial reporting during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.
Item 12. Exhibits

(a)(1)	Registrant’s Code of Ethics — Not applicable (please see Item 2).

(a)(2)(i)	Treasurer’s Section 302 certification.

(a)(2)(ii)	President’s Section 302 certification.

(b)	Combined Section 906 certification.

Signatures
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Emerging Markets Local Income Portfolio

By:	/s/ Mark S. Venezia Mark S. Venezia President

Date:	December 16, 2009
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Barbara E. Campbell Barbara E. Campbell Treasurer

Date:	December 16, 2009

By:	/s/ Mark S. Venezia Mark S. Venezia President

Date:	December 16, 2009